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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 18, 2002


                        MILLENNIUM PHARMACEUTICALS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                    0-28494                   04-3177038
       (STATE OR OTHER         (COMMISSION FILE NUMBER)        (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                              IDENTIFICATION NO.)

                                75 SIDNEY STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (617) 679-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         The purpose for filing this report is to update the description of the securities of Millennium Pharmaceuticals, Inc. We anticipate incorporating this description by reference into various of our registration statements. The following information constitutes the "Description of Securities" of Millennium required by Regulation S-K Item 202:

                            DESCRIPTION OF SECURITIES

         THE FOLLOWING DESCRIPTION OF OUR CAPITAL STOCK SUMMARIZES THE MATERIAL TERMS AND PROVISIONS OF THE INDICATED SECURITIES. FOR THE COMPLETE TERMS OF OUR COMMON STOCK, PREFERRED STOCK AND PREFERRED STOCK PURCHASE RIGHTS, PLEASE REFER TO OUR CHARTER, BY-LAWS AND RIGHTS AGREEMENT. THE TERMS OF THESE SECURITIES MAY ALSO BE AFFECTED BY THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE. WHILE THE TERMS SUMMARIZED BELOW WILL APPLY GENERALLY TO ANY FUTURE CAPITAL STOCK THAT WE MAY OFFER, THE PARTICULAR TERMS OF ANY SERIES OF THESE SECURITIES WILL BE DESCRIBED IN MORE DETAIL IN THE APPLICABLE PROSPECTUS AND MAY VARY FROM THE TERMS SUMMARIZED BELOW.

         We are authorized by our charter to issue 500,000,000 shares of common stock, $0.001 par value per share, of which 224,452,969 shares were issued and outstanding on January 17, 2002, and 5,000,000 shares of preferred stock, $0.001 par value per share, of which no shares are issued and outstanding.

COMMON STOCK

         VOTING. For all matters submitted to a vote of stockholders, each holder of common stock is entitled to one vote for each share registered in his or her name on our books. Our common stock does not have cumulative voting rights. As a result, subject to the voting rights of any outstanding preferred stock, of which there currently is none, persons who hold more than 50% of the outstanding common stock entitled to elect members of our board of directors can elect all of the directors who are up for election in a particular year.

         DIVIDENDS. If our board of directors declares a dividend, holders of common stock will receive payments from our funds that are legally available to pay dividends. However, this dividend right is subject to any preferential dividend rights we may grant to the persons who hold preferred stock, if any is outstanding.

         LIQUIDATION AND DISSOLUTION. If we are liquidated or dissolve, the holders of our common stock will be entitled to share ratably in all the assets that remain after we pay our liabilities and any amounts we may owe to the persons who hold preferred stock, if any is outstanding.

         OTHER RIGHTS AND RESTRICTIONS. Holders of our common stock do not have preemptive rights, and they have no right to convert their common stock into any other securities. Our common stock is not subject to redemption by us. The rights, preferences and privileges of common stockholders are subject to the rights of the stockholders of any series of preferred stock which we may issue in the


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future. Our charter and by-laws do not restrict the ability of a holder of common stock to transfer his or her shares of common stock.

         LISTING. Our common stock is listed on the Nasdaq National Market.

         TRANSFER AGENT AND REGISTRAR. The transfer agent and registrar for our common stock is EquiServe Trust Company, N.A., Canton, Massachusetts.

PREFERRED STOCK

         Our board of directors is authorized, subject to any limitations prescribed by law, without further stockholder approval, to issue from time to time up to 5,000,000 shares of preferred stock, in one or more series. Each series of preferred stock shall have the number of shares, designations, preferences, voting powers, qualifications and special or relative rights or privileges as shall be determined by our board of directors, which may include, among others, dividend rights, voting rights, redemption and sinking fund provisions, liquidation preferences, conversion rights and preemptive rights.

         Our stockholders have granted the board of directors authority to issue the preferred stock and to determine its rights and preferences in order to eliminate delays associated with a stockholder vote on specific issuances. The rights of the holders of common stock will be subject to, and may be adversely affected by, the rights of holders of any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, a majority of our outstanding voting stock.

         As of January 17, 2002, our board of directors had designated 500,000 shares of preferred stock as "Series A Junior Participating Preferred Stock" in connection with our stockholder rights plan. The rights, preferences and privileges of the Series A preferred stock are described below.

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

         The following description is a summary of the material terms of our Series A preferred stock. This summary of Series A preferred stock is not complete and is qualified by reference to our charter. Our charter, and not this description, defines the rights of holders of Series A preferred stock. As of January 17, 2002, there were no shares of Series A preferred stock outstanding.

         VOTING. Each share of Series A preferred stock is entitled to 1,000 votes, subject to adjustment if we effect a stock split or issue a stock dividend. Except as provided below, each share of Series A preferred stock votes together with the holders of common stock and all of our other capital stock on all matters voted on by stockholders.

         DIVIDENDS. The holders of shares of Series A preferred stock are entitled to quarterly cash dividends equal to the greater of $10.00 or 1,000 times the dividend declared per share of common


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stock, if any, other than dividends payable in common stock or by a subdivision of the outstanding common stock.

         LIQUIDATION AND DISSOLUTION. If we are liquidated or dissolve or wind up, then we must pay the holders of outstanding shares of Series A preferred stock, before we make any payment to the holders of shares of stock ranking junior to the Series A preferred stock, an amount equal to $1,000 per share, plus all accrued and unpaid dividends, or, if greater, an amount equal to 1,000 times the amount to be paid to holders of common stock. For purposes of this liquidation preference, neither the consolidation, merger or other business combination of Millennium with another entity nor the sale of all or any of our property, assets or business will be treated as a liquidation, dissolution or winding up of Millennium.

         MERGER, CONSOLIDATION, ETC. If we are a party to any merger, consolidation or similar transaction in which shares of our common stock are exchanged or changed into stock or securities of another entity, cash or property of another entity, then the Series A preferred stock will be exchanged or changed into an amount per share equal to 1,000 times the amount of consideration into which or for which each share of common stock is changed or exchanged in the merger, consolidation or similar transaction.

         ADJUSTMENTS FOR STOCK SPLITS AND OTHER EVENTS. In the event that we declare a dividend on our common stock that is payable in common stock or we effect a subdivision, combination or consolidation of the outstanding shares of our common stock into a greater or lesser number of shares, then the dividend, liquidation and merger or consolidation amounts payable to holders of Series A preferred stock will be increased or reduced in proportion to the resulting increase or decrease in the total number of shares of common stock outstanding.

         REDEMPTION. We may not redeem the Series A preferred stock.

STOCKHOLDER RIGHTS PLAN

         On April 5, 2001, our board of directors adopted a stockholder rights plan. Under the plan, each of our common stockholders received a dividend of one preferred stock purchase right, or a right, for each outstanding share of common stock that the stockholder owned. In addition, each share of our common stock issued after April 5, 2001 receives one right. The rights trade automatically with our shares of common stock and become exercisable only under the circumstances described below. The rights will expire on the close of business on April 5, 2011, subject to earlier expiration or termination as described in the rights agreement.

         The purpose of the rights is to encourage potential acquirors to negotiate with our board of directors before attempting a takeover bid and to provide our board of directors with leverage in negotiating on behalf of our stockholders the terms of any proposed takeover. The rights may have antitakeover effects. They should not, however, interfere with any merger or other business combination approved by our board of directors.


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         The following description is a summary of the material terms of our stockholder rights plan. It does not restate all of the terms of the plan. The rights agreement, and not this description, defines the terms and provisions of the plan.

         EXERCISE OF RIGHTS. Until a right is exercised, the holder of a right will not have any rights as a stockholder. Currently, the rights are not exercisable. When the rights become exercisable, if ever, holders of the rights will be able to purchase from us a unit equal to 1/1000th of a share of our Series A preferred stock at a purchase price of $200 per unit.

         In general, the rights will become exercisable upon the earlier of:

         o ten business days following a public announcement that a person or group has acquired beneficial ownership of 15% or more of the outstanding shares of our common stock; or

         o ten business days after the beginning of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of our common stock.

         FLIP-IN EVENT. If a person or group becomes the beneficial owner of 15% or more of our common stock, then each right, other than those rights held by the person or group that exceeded the 15% threshold, will then entitle its holder to receive, upon exercise, a number of shares of our common stock which is equal to the exercise price of the right divided by one-half of the market price of our common stock on the date of the occurrence of the flip-in event. However, the rights are not exercisable following such an event until such time as the rights are no longer redeemable by us, as described below.

         FLIP-OVER EVENT. If at any time after a person or group becomes the beneficial owner of 15% or more of our common stock,

         o we are acquired in a merger or other transaction in which we do not survive or in which our common stock is changed or exchanged; or

         o 50% or more of our assets or earning power is sold or transferred,

then each holder, other than the person or group that exceeded the 15% threshold, of a right will be entitled to receive, upon exercise, a number of shares of common stock of the acquiring company in the transaction equal to the exercise price of the right divided by one-half of the market price of the acquiring company's common stock on the date of the occurrence of the flip-over event.

         EXCHANGE OF RIGHTS. At any time after a flip-in event, our board of directors may exchange the rights, other than those rights held by the person or group that exceeded the 15% threshold, in whole or in part, at an exchange ratio of one share of our common stock or one one-thousandth of a share of our Series A preferred stock for each right.

         REDEMPTION OF RIGHTS. At any time prior to the tenth business day after the occurrence of a flip-in event, we may redeem the rights in whole, but not in part, at a price of $.001 per right.


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WARRANTS; CONVERTIBLE NOTES

         As of January 17, 2002, there were outstanding warrants to purchase an aggregate of 815,286 shares of our common stock, at exercise prices ranging from $0.06 per share to $9.44 per share. None of the warrants confer upon the holders thereof any rights as stockholders until they are exercised. In addition, as of January 17, 2002, we had outstanding convertible notes in the aggregate principal amount of $83,325,000. These notes are convertible into our common stock at a conversion price of $42.07 per share. As a result, as of January 17, 2002, the notes were convertible into an aggregate of 1,980,607 shares of our common stock.

CERTAIN EFFECTS OF AUTHORIZED BUT UNISSUED STOCK

         We have shares of common stock and preferred stock available for future issuance without stockholder approval. We may utilize these additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, facilitating corporate acquisitions or paying a dividend on our capital stock.

         The existence of unissued and unreserved common stock and preferred stock may enable our board of directors to issue shares to persons friendly to current management or to issue preferred stock with terms that could render more difficult or discourage a third-party attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, thereby protecting the continuity of our management. In addition, if we issue preferred stock, the issuance could adversely affect the voting power of holders of common stock and the likelihood that such holders will receive dividend payments and payments upon liquidation.

DELAWARE LAW AND SPECIFIED CHARTER AND BY-LAW PROVISIONS

         BUSINESS COMBINATIONS. We are subject to the provisions of section 203 of the General Corporation Law of Delaware. Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to specified exceptions, an "interested stockholder" is a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock.

         STAGGERED BOARD. Our charter provides for the division of our board of directors into three classes as nearly equal in size as possible with staggered three-year terms. In addition, our charter provides that directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote. Under our charter, any vacancy on the board of directors, however occurring, including a vacancy resulting from an enlargement of the board, may only be filled by vote of a majority of the directors then in office. The classification of the board of directors and the limitations on the removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, control of us.


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         SUPERMAJORITY VOTES REQUIRED. The General Corporation Law of Delaware
provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's charter or by-laws, unless a corporation's charter or by-laws, as the case may be, requires a greater percentage. Our charter and by-laws require the affirmative vote of the holders of at least 75% of the shares of our capital stock issued and outstanding and entitled to vote in certain circumstances.

         LIMITATION OF LIABILITY; INDEMNIFICATION. Our charter contains provisions permitted under the General Corporation Law of Delaware relating to the liability of directors. The provisions eliminate a director's liability for monetary damages for a breach of fiduciary duty, except in circumstances involving wrongful acts, such as the breach of a director's duty of loyalty or acts or omissions which involve intentional misconduct or a knowing violation of law. The limitation of liability described above does not alter the liability of our directors and officers under federal securities laws. Furthermore, our charter contains provisions to indemnify our directors and officers to the fullest extent permitted by the General Corporation Law of Delaware. These provisions do not limit or eliminate our right or the right of any of our stockholders to seek non-monetary relief, such as an injunction or rescission in the event of a breach by a director or an officer of his or her duty of care. We believe that these provisions will assist us in attracting and retaining qualified individuals to serve as directors.

         STOCKHOLDER ACTION; SPECIAL MEETING OF STOCKHOLDERS. Our charter provides that stockholders may take action only at a duly called annual or special meeting of stockholders and may not take action by written consent. Our charter further provides that special meetings of our stockholders may be called only by the chairman of the board of directors, by a majority of the board of directors or by our chief executive officer, and in no event may the stockholders call a special meeting.

         ADVANCE NOTICE REQUIREMENTS FOR STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS. Our by-laws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must meet specified procedural requirements. The by-laws also include a similar requirement for making nominations for directors. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual or special meeting of stockholders.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MILLENNIUM PHARMACEUTICALS, INC.
                                                   (Registrant)

Date: January 18, 2002                   By: /s/ JOHN B. DOUGLAS III
                                             ---------------------------------
                                             Name:  John B. Douglas III
                                             Title: Senior Vice President and
                                                    General Counsel